Exhibit 99.1

                             Joint Filing Agreement

      The undersigned agree that this Schedule 13G, and all amendments thereto and any Schedule 13D required to be filed, relating to the Common Shares of WESCO INTERNATIONAL, INC. shall be filed jointly by the undersigned.

                           OSPRAIE MANAGEMENT, LLC
                           By:Ospraie Holding I, L.P.,
                              its Managing Member

                           By:Ospraie Management, Inc.,
                              its General Partner


                           By:/s/ Kirk Rule
                              --------------------------
                              Kirk Rule
                              Authorized Signatory

                           OSPRAIE HOLDING I, L.P.
                           By:Ospraie Management, Inc.,
                              its General Partner


                           By:/s/ Kirk Rule
                              --------------------------
                              Kirk Rule
                              Authorized Signatory

                           OSPRAIE MANAGEMENT, INC.,


                           By:/s/ Kirk Rule
                              --------------------------
                              Kirk Rule
                              Authorized Signatory

                           THE OSPRAIE PORTFOLIO LTD.

                           By:Ospraie Management, LLC,
                              its Investment Manager

                           By:Ospraie Holding I, L.P.,
                              its Managing Member

                           By:Ospraie Management, Inc.,
                              its General Partner


                           By: /s/ Kirk Rule
                              --------------------------
                              Kirk Rule
                              Authorized Signatory


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

                                 DWIGHT ANDERSON


                           By:/s/ Kirk Rule
                              --------------------------
                              Kirk Rule, Attorney-in-fact


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